================================================================================
                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                          March 8, 2007 (March 8, 2007)
         --------------------------------------------------------------
                Date of Report (Date of earliest event reported)


                                  QUOVADX, INC.
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)



          Delaware                   000-29273                  85-0373486
--------------------------------------------------------------------------------
(State or Other Jurisdiction  (Commission File Number)        (IRS Employer
     of Incorporation)                                    Identification Number)

                        7600 E. Orchard Road, Suite 300S
                           Greenwood Village, CO 80111
         --------------------------------------------------------------
                    (Address of principal executive offices)


                                 (303) 488-2019
         --------------------------------------------------------------
              (Registrant's telephone number, including area code)


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02         Results of Operations and Financial Condition

On March 8, 2007, Quovadx, Inc., a Delaware corporation (the "Registrant" or "Company"), issued a press release announcing its financial results for its fourth quarter and full year ended December 31, 2006. The press release is attached as Exhibit 99.1 to this Form 8-K, the text of which is incorporated herein by reference.

Exhibit 99.1 to this Form 8-K contains "non-GAAP financial measure(s)" as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company believes these measures provide useful information to management and to investors. The non-GAAP financial measures are
(i) Days Sales Outstanding ("DSO") for the three months ended December 31, 2006, September 30, 2006 and December 31, 2005, and (ii) earnings before interest, taxes, depreciation and amortization ("EBITDA") on a consolidated basis and for each business division for the three months ended December 31, 2006, September 30, 2006 and December 31, 2005 and twelve months ended December 31, 2006 and 2005. These non-GAAP measures should be viewed in addition to, and not as an alternative for, the Company's reported results prepared in accordance with Generally Accepted Accounting Principles in the United States ("GAAP").

o DSO is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.

o Reconciliations of EBITDA on a consolidated basis and for each business division for the three months ended December 31, 2006, September 30, 2005 and December 31, 2005, and the twelve months ended December 31, 2006 and 2005 as compared to the most directly similar GAAP financial measures, are presented in the EBITDA reconciliation tables below. The Company believes that such presentation provides useful information to management and to investors.


-----------------------------------------------------------------------------------------------------------------
Quovadx, Inc.
(in thousands)
(Unaudited)
-----------------------------------------------------------------------------------------------------------------
EBITDA Reconciliation                       Three Months Ended                   Twelve Months Ended December 31,
                           ---------------------------------------------------   --------------------------------
                                 December 31,      September 30,    December 31,
                                    2006               2006            2005            2006                2005
-----------------------------------------------------------------------------------------------------------------
Net income (loss)                   $(4,030)                (9)     $  409          $(13,115)            $(2,888)
Interest income                        (287)              (237)       (379)           (1,146)               (655)
Depreciation & amortization           2,227              2,664       2,682            10,574              11,420
Income taxes                           (341)               202          65                56                 321
                           ---------------------------------------------------   --------------- ----------------
EBITDA                              $(2,431)            $2,620      $2,777          $ (3,631)            $8,198
-------------------------------------------- ------------------ -------------------------------------------------


Quovadx, Inc.
Selected Financial Information by Division
(in thousands)
(Unaudited)

--------------------------------------------------------------------------------------------------------------------
Integration Solutions Division (ISD)                       Three Months Ended                        Total Year
                                          --------------------------------------------------------------------------
                                                12/31/06        9/30/06        12/31/05           2006         2005
--------------------------------------------------------------------------------------------------------------------
Income from operations [1]                     $   2,736       $  1,204       $   2,210        $ 4,742      $ 3,519
                                          ==========================================================================
Depreciation and amortization                        572            984           1,182          4,116        5,257
                                          --------------------------------------------------------------------------
EBITDA                                         $   3,308       $  2,188       $   3,392        $ 8,858      $ 8,776
                                          ==========================================================================

--------------------------------------------------------------------------------------------------------------------
CareScience Division                                       Three Months Ended                        Total Year
                                          --------------------------------------------------------------------------
                                                12/31/06        9/30/06        12/31/05           2006         2005
--------------------------------------------------------------------------------------------------------------------
Income (loss) from operations [1]              $    (524)      $    (32)      $    (158)       $  (108)     $   (30)
                                          ==========================================================================
Depreciation and amortization                        501            472             463          1,861        1,946
                                          --------------------------------------------------------------------------
EBITDA                                         $     (23)      $    440       $     305        $ 1,753      $ 1,916
                                          ==========================================================================

--------------------------------------------------------------------------------------------------------------------
Rogue Wave Software Division                               Three Months Ended                        Total Year
                                                12/31/06        9/30/06        12/31/05           2006         2005
--------------------------------------------------------------------------------------------------------------------
Income from operations [1]                     $   1,742       $  2,283       $   2,009        $ 8,770      $ 9,404
                                          ==========================================================================
Depreciation and amortization                        988          1,034             916          3,949        3,737
                                          --------------------------------------------------------------------------
EBITDA                                         $   2,730       $  3,317       $   2,925        $12,719      $13,141
--------------------------------------------------------------------------------------------------------------------

[1] Does not include allocation of corporate overhead


The information in this Item 2.02 of this Form 8-K and the related Exhibit 99.1 is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section. The information in this Item 2.02 of this Form 8-K also shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.



Item 9.01   Financial Statements and Exhibits.

(c) Exhibits.

   Exhibit
    Number         Description
-------------      -------------------------------------------------------------
    99.1           Press release of the Registrant, dated March 8, 2007

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 8, 2007

                           QUOVADX, INC.


                           By:  /s/  Linda K. Wackwitz
                              --------------------------------------------------
                                Linda K. Wackwitz
                                Executive Vice President, Chief Legal Officer and Secretary

                                  EXHIBIT INDEX

   Exhibit
    Number         Description
-------------      -------------------------------------------------------------
    99.1           Press release of the Registrant, dated March 8, 2007